Exhibit (C)

MainStay CBRE Global Infrastructure Megatrends Fund (NYSE: MEGI)

June 2022 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for June 2022 in the amount of $0.1083 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

  Data as of 6/30/2022

	Current	Percent of	Fiscal YTD	Fiscal YTD Percent of
	Distribution per	Current	Cumulative	Total Cumulative
Source	Share	Distribution	Distribution per Share	Distributions

Net Investment Income	$0.1015	93%	$0.6083	94%

Net Realized Short-Term Capital Gains	$0.0061	6%	$0.0386	6%

Net Realized Long-Term Capital Gains	$0.0007	1%	$0.0029	0%#

Return of Capital or Other Capital Sources	$-	-%	$-	-%

Total per Share	$0.1083	100%	$0.6498	100%

# Less than 1%.

Fund Performance and Distribution Rate Information as of 5/31/2022

Average annual total return[1] (in relation to the net asset value (NAV))	6.28%

Annualized current distribution rate expressed as a percentage of month end NAV as of 5/31/2022	6.28%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 5/31/2022	6.28%

Cumulative fiscal year distribution rate as a percentage of NAV as of 5/31/2022	2.62%[2]

1.	Represents the cumulative total return in relation to the change in NAV from inception (10/27/2021) through 5/31/2022.
2.	The Fund commenced investment operations on 10/27/2021.
3.	Represents the cumulative total return in relation to the change in NAV for the fiscal period 10/27/2021 through 5/31/2022.

June 2022 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855–456–9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

1921280	MSMEGI02a-06/22

MainStay CBRE Global Infrastructure Megatrends Fund (NYSE: MEGI)

July 2022 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for July 2022 in the amount of $0.1083 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

  Data as of 7/31/2022

	Current	Percent of	Fiscal YTD	Fiscal YTD Percent of
	Distribution per	Current	Cumulative	Total Cumulative
Source	Share	Distribution	Distribution per Share	Distributions

Net Investment Income	$0.0981	91%	$0.1996	92%

Net Realized Short-Term Capital Gains	$0.0102	9%	$0.0163	8%

Net Realized Long-Term Capital Gains	$-	-%	$0.0007	0%#

Return of Capital or Other Capital Sources	$-	-%	$-	-%

Total per Share	$0.1083	100%	$0.2166	100%

# Less than 1%.

Fund Performance and Distribution Rate Information as of 6/30/2022

Average annual total return[1] (in relation to the net asset value (NAV))	-4.77%

Annualized current distribution rate expressed as a percentage of month end NAV as of 6/30/2022	7.05%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 6/30/2022	-10.39%

Cumulative fiscal year distribution rate as a percentage of NAV as of 6/30/2022	0.59%[2]

1.	Represents the cumulative total return in relation to the change in NAV from inception (10/27/2021) through 6/30/2022.
2.	The Fund commenced investment operations on 10/27/2021.
3.	Represents the cumulative total return in relation to the change in NAV for the fiscal period 6/1/2022 through 6/30/2022.

July 2022 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855–456–9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

1921280	MSMEGI18j-07/22

MainStay CBRE Global Infrastructure Megatrends Fund (NYSE: MEGI)

August 2022 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for August 2022 in the amount of $0.1083 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

  Data as of 8/31/2022

	Current	Percent of	Fiscal YTD	Fiscal YTD Percent of
	Distribution per	Current	Cumulative	Total Cumulative
Source	Share	Distribution	Distribution per Share	Distributions

Net Investment Income	$0.1014	94%	$0.3010	93%

Net Realized Short-Term Capital Gains	$0.0054	5%	$0.0217	6%

Net Realized Long-Term Capital Gains	$0.0015	1%	$0.0022	1%

Return of Capital or Other Capital Sources	$-	-%	$-	-%

Total per Share	$0.1083	100%	$0.3249	100%

Fund Performance and Distribution Rate Information as of 7/31/2022

Average annual total return[1] (in relation to the net asset value (NAV))	-1.42%

Annualized current distribution rate expressed as a percentage of month end NAV as of 7/31/2022	6.85%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 7/31/2022	-7.24%

Cumulative fiscal year distribution rate as a percentage of NAV as of 7/31/2022	1.14%[4]

1.	Represents the cumulative total return in relation to the change in NAV from inception (10/27/2021) through 7/31/2022.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 7/31/2022.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2022 through 7/31/2022.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2022 through 7/31/2022, which is determined by dividing the dollar value of distributions in the period by the NAV as of 7/31/2022.

August 2022 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855–456–9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

1921280	MSMEGI18k-08/22

MainStay CBRE Global Infrastructure Megatrends Fund (NYSE: MEGI)

September 2022 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for September 2022 in the amount of $0.1083 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

  Data as of 9/30/2022

	Current	Percent of	Fiscal YTD	Fiscal YTD Percent of
	Distribution per	Current	Cumulative	Total Cumulative
Source	Share	Distribution	Distribution per Share	Distributions

Net Investment Income	$0.1014	94%	$0.3010	93%

Net Realized Short-Term Capital Gains	$0.0054	5%	$0.0217	6%

Net Realized Long-Term Capital Gains	$0.0015	1%	$0.0022	1%

Return of Capital or Other Capital Sources	$-	-%	$-	-%

Total per Share	$0.1083	100%	$0.3249	100%

Fund Performance and Distribution Rate Information as of 8/31/2022

Average annual total return[1] (in relation to the net asset value (NAV))	-5.43%

Annualized current distribution rate expressed as a percentage of month end NAV as of 8/31/2022	7.18%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 8/31/2022	-11.02%

Cumulative fiscal year distribution rate as a percentage of NAV as of 8/31/2022	1.80%[4]

1.	Represents the cumulative total return in relation to the change in NAV from inception (10/27/2021) through 8/31/2022.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 8/31/2022.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2022 through 8/31/2022.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2022 through 8/31/2022, which is determined by dividing the dollar value of distributions in the period by the NAV as of 8/31/2022.

September 2022 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855–456–9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

1921280	MSMEGI02c-09/22

MainStay CBRE Global Infrastructure Megatrends Fund (NYSE: MEGI)

October 2022 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for October 2022 in the amount of $0.1083 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

  Data as of 10/31/2022

	Current	Percent of	Fiscal YTD	Fiscal YTD Percent of
	Distribution per	Current	Cumulative	Total Cumulative
Source	Share	Distribution	Distribution per Share	Distributions

Net Investment Income	$0.0815	75%	$0.4834	89%

Net Realized Short-Term Capital Gains	$0.0249	23%	$0.0525	10%

Net Realized Long-Term Capital Gains	$0.0019	2%	$0.0056	1%

Return of Capital or Other Capital Sources	$-	-%	$-	-%

Total per Share	$0.1083	100%	$0.5415	100%

Fund Performance and Distribution Rate Information as of 9/30/2022

Average annual total return[1] (in relation to the net asset value (NAV))	–22.94%

Annualized current distribution rate expressed as a percentage of month end NAV as of 9/30/2022	8.88%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 9/30/2022	–27.49%

Cumulative fiscal year distribution rate as a percentage of NAV as of 9/30/2022	2.96%[4]

1.	Represents the cumulative total return in relation to the change in NAV from inception (10/27/2021) through 9/30/2022.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 9/30/2022.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2022 through 9/30/2022.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2022 through 9/30/2022, which is determined by dividing the dollar value of distributions in the period by the NAV as of 9/30/2022.

October 2022 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855–456–9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

1921280	MSMEGI02e-10/22

MainStay CBRE Global Infrastructure Megatrends Fund (NYSE: MEGI)

November 2022 Distribution Information

MainStay CBRE Global Infrastructure Megatrends Fund (MEGI) (the “Fund”) is providing this notice to shareholders with important information concerning the distribution declared for November 2022 in the amount of $0.1083 per common share. This notice is intended for informational purposes; no action is required on your part.

The following table sets forth the estimated sources of income of the current distribution, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

  Data as of 11/30/2022

	Current	Percent of	Fiscal YTD	Fiscal YTD Percent of
	Distribution per	Current	Cumulative	Total Cumulative
Source	Share	Distribution	Distribution per Share	Distributions

Net Investment Income	$0.0815	75%	$0.4834	89%

Net Realized Short-Term Capital Gains	$0.0249	23%	$0.0525	10%

Net Realized Long-Term Capital Gains	$0.0019	2%	$0.0056	1%

Return of Capital or Other Capital Sources	$-	-%	$-	-%

Total per Share	$0.1083	100%	$0.5415	100%

Fund Performance and Distribution Rate Information as of 10/31/2022

Average annual total return[1] (in relation to the net asset value (NAV))	–18.09%

Annualized current distribution rate expressed as a percentage of month end NAV as of 10/31/2022	8.43%[2]

Cumulative total return[3] (in relation to NAV (not annualized)) for the fiscal period ending 10/31/2022	–23.09%

Cumulative fiscal year distribution rate as a percentage of NAV as of 10/31/2022	3.51%[4]

1.	Represents the cumulative total return in relation to the change in NAV from inception (10/27/2021) through 10/31/2022.
2.	Represents the current monthly distribution rate annualized as a percentage of NAV as of 10/31/2022.
3.	Represents the cumulative total return in relation to the change in NAV for the current fiscal period 6/1/2022 through 10/31/2022.
4.

Represents the cumulative distribution rate for the current fiscal period 6/1/2022 through 10/31/2022, which is determined by dividing the dollar value of distributions in the period by the NAV as of 10/31/2022.

November 2022 Distribution Information

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

Please note: The amounts and sources of distributions reported in this 19(a) Notice are only estimated and are not being provided for tax reporting purposes. The actual amounts and sources of income of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For questions regarding this notice, or for more information regarding the Fund, please contact your investment advisor, or call New York Life Investments at 855–456–9683.

Neither New York Life Investment Management LLC, its affiliates, nor its representatives provide tax, legal, or accounting advice. Please contact your own tax advisors.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

1921280	MSMEGI02f-11/22